UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2020

New Senior Investment Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 West 46th Street	New York	NY	10036
(Address of principal executive offices)			(Zip code)

(646)	822-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On April 28, 2020, New Senior Investment Group Inc. (“New Senior”) issued a press release announcing that, due to the public health impact of the novel coronavirus (COVID-19) pandemic, various travel and shelter in place restrictions and out of concern for the health and well-being of our directors, employees, shareholders and the community, New Senior’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held solely via a live online webcast on May 28, 2020, at 8:00 a.m., Eastern Time. Shareholders will not be able to attend the Annual Meeting in person.

A copy of the New Senior’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number        Description
99.1            Press Release dated April 28, 2020
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: April 28, 2020	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary

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